SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 22, 2003


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                              OAK TECHNOLOGY, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                     0-25298                 77-0161486
(State or other jurisdiction         (Commission             (I.R.S Employer
      of incorporation)             File Number)           Identification No.)

                                 1390 Kifer Road
                           Sunnyvale, California 94086
          (Address of principal executive offices, including zip code)



       Registrant's telephone number, including area code: (408) 523-6500

         (Former name or former address, if changed since last report.)

Item 7.           Financial Statements and Exhibits

         (c)      Exhibits

                  Number            Exhibit
                  ------            -------

                  99.1              Press Release dated April 22, 2003.

Item 9. Regulation FD Disclosure (Information Furnished in this Item 9 is Furnished under Item 12)

     In accordance with Securities and Exchange Commission Release No. 33-8126, the following information, which is intended to be furnished under Item 12, "Results of Operations," is instead being furnished under Item 9, "Regulation FD Disclosure."

     On April 22, 2003, Oak Technology, Inc. (the "Company") issued a press release attached to this report as Exhibit 99.1. The text of that press release is incorporated in this Item by reference.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             OAK TECHNOLOGY, INC.



Date:  April 22, 2003        By:  /s/ Young K. Sohn
                                  -------------------------------------
                                  Young K. Sohn
                                  Chairman of the Board of Directors,
                                  President and Chief Executive Officer